UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2018

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 306, New York, New York 10001

(Address of Principal Executive Office) (Zip Code)

(212) 477-1210

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Loan Agreement and Note

On November 5, 2018, Aspen Group, Inc. (the “Company”) entered into a loan agreement (the “Loan Agreement”) with the Leon and Toby Cooperman Family Foundation (the “Lender”). The Loan Agreement provides for a $5 million revolving credit facility (the “Facility”) evidenced by a revolving promissory note (the “Note”). Borrowings under the Loan Agreement will bear interest at 12% per annum. The Facility matures on November 4, 2021.

Pursuant to the terms of the Loan Agreement, the Company agreed to pay to the Lender a $100,000 one-time upfront facility fee. The Company also agreed to pay to the Lender a commitment fee, payable quarterly at the rate of 2% per annum on the undrawn portion of the Facility. The Company has not borrowed any sum under the Facility.

The Loan Agreement contains customary representations and warranties, events of default and covenants. Pursuant to the Loan Agreement and the Note, all future or contemporaneous indebtedness incurred by the Company, other than indebtedness expressly permitted by the Loan Agreement and the Note, will be subordinated to the Facility.

Warrants

Pursuant to the Loan Agreement, on November 5, 2018 the Company issued to the Lender warrants to purchase 92,049 shares of the Company’s common stock exercisable for five years from the date of issuance at the exercise price of $5.85 per share (the “Warrants”). The issuance of the Warrants was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder.

The foregoing description of the Loan Agreement, the Note and the Warrants is qualified in its entirety by reference to the form of the Loan Agreement filed herewith as Exhibit 10.1, the form of the Note filed herewith as Exhibit 10.2 and the form of the Warrants filed herewith as Exhibit 4.1, in each case incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities

The information set forth in Item 2.03 above with respect to the Warrants is incorporated by reference in this Item 3.02.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit

4.1	Warrant to Purchase 92,049 shares of common stock of Aspen Group, Inc., dated November 5, 2018.
10.1	Loan Agreement by and between the Company and Leon and Toby Cooperman Family Foundation, dated November 5, 2018.
10.2	Revolving Promissory Note, dated November 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: November 5, 2018	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer